UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 16, 2003


                                 CRDENTIA CORP.
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             (Exact name of Registrant as specified by its charter)


          DELAWARE                      0-31152                76-0585701
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)


                14114 Dallas Parkway, Suite 600, Dallas, Texas 75254
                ----------------------------------------------------
                      (Address of principal executive offices)


                                 (972) 850-0780
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               (Registrant's telephone number, including area code)


            ------------------------------------------------------------
            (Former Name or Former Address If Changed Since Last Report)

ITEM 5.  Other Events.

     On December 16, 2003, the Board of Directors of Crdentia Corp. appointed
C. Fred Toney to serve as a Class I member of the Board of Directors, to serve in such position until his successor is duly elected and qualified or until his earlier resignation or removal. In connection with such appointment, the Board of Directors also increased the current size of the board to six. The Board of Directors also appointed Mr. Toney to serve as a member of the Audit Committee.

     In addition to appointing Mr. Toney as a board member, the Board of Directors also appointed William S. Leftwich as Chief Financial Officer and Secretary.

     On December 30, 2003, we issued a press release regarding these appointments which is attached to this current report as Exhibit 99.1.


ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

               99.1      Press release, dated December 30, 2003.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CRDENTIA CORP.

Date:  December 30, 2003
                                       /s/ WILLIAM S. LEFTWICH
                                      ------------------------------------------
                                      By:  William S. Leftwich,
                                           Chief Financial Officer and Secretary

                           EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

   99.1         Press release, dated December 30, 2003.